Exhibit 99.2

Bob Evans Farms Appoints New Independent Directors Kevin M. Sheehan, Kathy

S. Lane and Larry S. McWilliams to Board of Directors

NEW ALBANY, Ohio, April 28, 2014 — Bob Evans Farms, Inc. (NASDAQ: BOBE) today announced that, as part of its Board succession process first publicly announced in January, Kevin M. Sheehan, President and Chief Executive Officer of Norwegian Cruise Line, Kathy S. Lane, former Chief Information Officer of TJX Companies, Inc., and Larry S. McWilliams, Co-Chief Executive Officer of Compass Marketing, have been appointed to its Board of Directors on April 25, 2014.

The Company also said that E. Gordon Gee, 70, is stepping down from the Board effective immediately, following his acceptance in March of the permanent position of President of the West Virginia University. It further said that Larry C. Corbin, 72, and G. Robert Lucas, 70, will be retiring from the Board at the end of their terms in connection with the 2014 Annual Meeting and will not be standing for reelection.

“Today’s announcements are part of the Board’s ongoing efforts to ensure continued exceptional leadership and the highest standards of governance at Bob Evans,” said Michael J. Gasser, the Company’s Lead Independent Director. “As part of the Board’s evaluation and succession planning process, the Nominating and Corporate Governance Committee has worked with an executive search firm for over a year to identify independent, exceptional candidates with the appropriate skill sets. We believe that Kevin Sheehan, Kathy Lane and Larry McWilliams will bring new perspectives and special expertise in their respective fields to the Board’s deliberations, as we continue to fulfill our fundamental commitment to serve the best interests of and maximize value for Bob Evans shareholders,” Mr. Gasser added.

With the changes announced today, the Board will consist of 12 directors, 11 of whom are independent, and 7 of whom have joined the Board since 2007, including 4 within the past 2 years. Following the retirement of Messrs. Corbin and Lucas immediately prior to the 2014 Annual Meeting, the Company expects that the size of the Board will revert to ten directors. Messrs. Sheehan and McWilliams will join the Board’s Audit Committee and Nominating and Corporate Governance Committee. Ms. Lane will serve on the Board’s Finance Committee and Nominating and Corporate Governance Committee.

Mr. Sheehan brings extensive high level executive and financial experience across a range of industries, including currently as President and Chief Executive Officer of an industry leading global cruise operator. Ms. Lane joins the Board with over 30 years of IT experience, including Chief Information Officer roles in the consumer products, financial services and retail industries and most recently with TJX Companies, parent of leading retail brands including T.J. Maxx, Marshalls, and HomeGoods. Mr. McWilliams brings more than 20 years of significant consumer marketing experience and a proven record of leadership in the protein and consumer packaged goods segments of the food industry, including service as President and Chief Executive Officer of Keystone Foods and President of Campbell Soup USA and Campbell International.

“These new directors bring outstanding skills, experience and perspectives that will contribute significantly to our strategic planning and our ongoing transformational growth initiatives at Bob Evans Restaurants and BEF Foods,” said Steven A. Davis, Bob Evans Chairman and Chief Executive Officer. “Kevin brings an extensive 30 year background in the business world, including overseeing successful major initiatives to enhance the consumer experience, and a deep knowledge and experience in accounting and finance. Kathy’s IT experience will be invaluable as we implement our new ERP system and continue streamlining processes to enhance efficiency throughout our operations. Larry is a recognized leader in consumer marketing and a veteran brand builder, whose extensive background in the protein and consumer packaged goods segments of the food industry, will be invaluable to our food products segment. We are committed to ensuring that we maintain a dynamic, independent board that will provide the informed oversight and critical thinking to lead Bob Evans forward.”

“The Board is extremely grateful for the many contributions of Larry Corbin, Gordon Gee and Robert Lucas during their service as directors. We wish Dr. Gee the best in his new role at West Virginia University, and appreciate the continued service of Messrs. Corbin and Lucas through the remainder of their terms,” said Mr. Gasser.

As noted in the Company’s April 24, 2013 press release, the Company also confirmed that it has received notice of nominations from Sandell Asset Management (“Sandell”) for candidates to stand for election to the Company’s Board of Directors. The Company’s Board of Directors will carefully consider and evaluate Sandell’s candidates in connection with the Company’s nominations for election at the Annual Meeting and will communicate with shareholders in due course.

About Kevin M. Sheehan: Mr. Sheehan, 59, serves as President and Chief Executive Officer of Norwegian Cruise Line (NASDAQ: NCLH), a cruise travel industry leader, which he joined in November 2007. Previously, he provided consulting services to Cerberus Capital Management LP (2006-2007) and Clayton Dubilier & Rice (2005-2006). Mr. Sheehan also served as Chairman and Chief Executive Officer of Cendant Corporation’s Vehicle Services Division and as Chief Financial Officer of Cendant Corporation. Previously, he was President-Corporate and Business Affairs and Chief Financial Officer of Avis Group Holdings, Inc. and a Director of that company. From September 2005 to December 2007, Mr. Sheehan was on the faculty of Adelphi University, serving as a Distinguished Visiting Professor—Accounting, Finance and Economics. He serves on the Board of Directors of West of England, a mutual marine insurer, Dave and Busters, where he is the Audit Committee Chairman, and also on the Board of Directors of New Media Investment Group, Inc. (NYSE: NEWM), where he is the Audit Committee Chairman.

About Kathy S. Lane: Ms. Lane, 56, was EVP/CIO of TJX Companies, Inc., a specialty apparel retailer, with leading brands including T.J. Maxx, Marshalls, and HomeGoods, from October 2008 until her retirement in March 2013. Previously, she was Group CIO at National Grid USA and SVP/CIO of Gillette Company, and before that she held positions of increasing responsibility in IT at General Electric, Pepsi-Cola International and Procter & Gamble. Ms. Lane is a member of the Board of Directors of EarthLink, Inc. (NASDAQ: ELNK), where Ms. Lane serves on both the Audit Committee and Corporate Governance and Nominating Committee. She has been active in many industry groups, including Oracle’s President’s Council. From 2002-2013 she was a member of the CIO Strategy Exchange, a forum sponsored by Kleiner Perkins Caulfield Byers and Ostriker von Simson to evaluate emerging, innovative technologies.

About Larry S. McWilliams: Mr. McWilliams, 57, is Co-CEO of Compass Marketing, a marketing consulting firm serving a broad range of leading brands and consumer products. Prior to joining Compass, he was President and CEO of Keystone Foods, a multi-protein processor for leading food brands, with over 13,000 employees and $7 billion in annual revenue, until May 2012. Before joining Keystone, he served as President of Campbell Soup USA as well as President of Campbell International, and he previously worked with a number of other high profile brands, including The Coca-Cola Company, Bristol-Myers Squibb, Pillsbury, General Foods and Del Monte. He is a member of the Board of Directors of Godiva Chocolatier, Inc. and Armstrong World Industries (NYSE: AWI), where Mr. McWilliams serves on both the Audit Committee as well as the Management Development and Compensation Committee.

About Bob Evans Farms, Inc.

Bob Evans Farms, Inc. owns and operates full-service restaurants under the Bob Evans Restaurants brand name. At the end of the third fiscal quarter (January 24, 2014), Bob Evans Restaurants owned and operated 562 family restaurants in 19 states, primarily in the Midwest, mid-Atlantic and Southeast regions of the United States. Bob Evans Farms, Inc., through its BEF Foods segment, is also a leading producer and distributor of refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items under the Bob Evans and Owens brand names. For more information about Bob Evans Farms, Inc., visit www.bobevans.com.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company’s 2014 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company’s stockholders. WE URGE INVESTORS TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 12, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended April 26, 2013, filed with the SEC on June 21, 2013 and its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended April 26, 2014 filed on September 3, 2013, December 26, 2013, and March 4, 2014, respectively. Information regarding the respective interests in the Company of Kevin M. Sheehan, Kathy S. Lane and Larry S. McWilliams, appointed as directors of the Company on April 25, 2014, is set forth in the Company’s soliciting material on Schedule 14A filed with the SEC on April 28, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the foregoing filings, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

Stockholders will be able to obtain, free of charge, copies of these documents, including any proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investors.bobevans.com/sec.cfm.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in this news release that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the statement to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the Company are qualified by the cautionary statements in this section.

Contact:

Scott C. Taggart

Vice President, Investor Relations

(614) 492-4954

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